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                                                                   Exhibit 10.32
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                               SECURITY AGREEMENT

                      SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                      an Arizona limited liability company,
                                   as Grantor

                                  RENEGY, LLC,
                      an Arizona limited liability company,
                                   as Grantor

                              RENEGY TRUCKING, LLC,
                      an Arizona limited liability company,
                                   as Grantor

                                       and

                                  COBANK, ACB,
                               as Collateral Agent

                          DATED AS OF SEPTEMBER 1, 2006

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                                TABLE OF CONTENTS

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                                                                            PAGE
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
ARTICLE I. DEFINITIONS...................................................     1
   1.1    Defined Terms..................................................     1
   1.2    Credit Agreement and UCC Definitions...........................     2
   1.3    Rules of Interpretation........................................     2
ARTICLE II. PLEDGE AND GRANT OF SECURITY INTEREST........................     2
   2.1    Granting Clause................................................     2
   2.2    Delivery of Assigned Agreements................................     5
   2.3    Continuing Liability under Assigned Agreements and Applicable
          Permits........................................................     5
   2.4    Defaults under Assigned Agreements.............................     6
   2.5    Destruction of Collateral......................................     6
   2.6    Retention of Certain Rights....................................     6
ARTICLE III. OBLIGATIONS SECURED.........................................     6
ARTICLE IV. EVENTS OF DEFAULT............................................     7
ARTICLE V. REMEDIES UPON AN EVENT OF DEFAULT.............................     7
   5.1    Remedies Upon Event of Default.................................     7
   5.2    Minimum Notice Period..........................................     9
   5.3    Sale of Collateral.............................................     9
   5.4    Costs and Expenses.............................................    10
   5.5    Actions Taken by Collateral Agent..............................    10
   5.6    Private Sales..................................................    10
   5.7    Waiver of Rights and Remedies Under Applicable Legal
          Requirements...................................................    10
   5.8    Compliance With Limitations and Restrictions...................    10
   5.9    No Impairment of Remedies......................................    11
ARTICLE VI. MISCELLANEOUS................................................    11
   6.1    Remedies Cumulative; Delay Not Waiver..........................    11
   6.2    Attorney-in-Fact...............................................    12
   6.3    Perfection; Further Assurances; Certain Waivers................    13


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
   6.4    Continuing Assignment and Security Interest; Transfer of
          Notes..........................................................    14
   6.5    Termination of Security Interest...............................    14
   6.6    Limitation on Duty of Collateral Agent with Respect to the
          Collateral.....................................................    15
   6.7    Liability......................................................    15
   6.8    Amendments; Waivers; Consents..................................    15
   6.9    Notices........................................................    15
   6.10   Reinstatement..................................................    15
   6.11   Application of Proceeds........................................    15
   6.12   Collateral Agent May Perform...................................    16
   6.13   Expenses; Interest.............................................    16
   6.14   Severability...................................................    16
   6.15   Survival of Provisions.........................................    16
   6.16   Successions or Assignments.....................................    16
   6.17   Headings Descriptive...........................................    17
   6.18   Entire Agreement...............................................    17
   6.19   Time...........................................................    17
   6.20   Counterparts...................................................    17
   6.21   Governing Law..................................................    17
   6.22   WAIVER OF JURY TRIAL...........................................    17
   6.23   Submission to Jurisdiction.....................................    17
   6.24   Third Party Rights.............................................    18


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                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT, dated as of September 1, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is entered into by and among SNOWFLAKE WHITE MOUNTAIN POWER, LLC, an Arizona limited liability company ("SWMP"), RENEGY, LLC, an Arizona limited liability company ("Renegy"), and Renegy Trucking, LLC, an Arizona limited liability company ("Renegy Trucking" and together with SWMP and Renegy, "Grantors") and COBANK, ACB, in its capacity as collateral agent for the Secured Parties referred to herein (together with its successors, designees and assigns in such capacity, "Collateral Agent").

                                    RECITALS

          A. Grantors desire to develop, construct, finance, own, operate and maintain the approximately 24 MW biomass fired power generation plant to be located near Snowflake, Arizona (the "Project").

          B. In order to finance the development, construction, financing, operation and maintenance of the Project, Grantors have entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Grantors, as borrowers, CoBank, ACB, as lead arranger, administrative agent, and collateral agent, CoBank, ACB, as letter of credit issuer ("LC Issuer"), and each of the financial institutions from time to time parties thereto as lenders (collectively, the "Lenders"), pursuant to which, among other things, the Lenders have extended commitments to make loans to, and for the benefit of, Grantors.

          C. It is a condition precedent to the effectiveness of the Credit Agreement and the other Credit Documents, and the making of the advances of credit contemplated thereby, that Grantors shall have executed and delivered this Agreement to Collateral Agent, for the benefit of the Secured Parties, and Grantors wish to grant security interests in favor of Collateral Agent as herein provided.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the promises contained herein, and to induce the Lenders and LC Issuer to enter into the Credit Agreement and to make the advances of credit contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Collateral Agent, for the benefit of the Secured Parties, as follows:

                                   ARTICLE I.
                                   DEFINITIONS

          1.1 Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

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          "Assigned Agreement" and "Assigned Agreements" have the meaning given in Section 2.1(a).

          "Collateral" has the meaning given in Section 2.1.

          "Collateral Agent" has the meaning given in the preamble to this Agreement.

          "Credit Agreement" has the meaning given in the recitals to this Agreement.

          "Grantors" has the meaning given in the preamble to this Agreement.

          "LC Issuer" has the meaning given in the recitals to this Agreement.

          "Lenders" has the meaning given in the recitals to this Agreement.

          "Project" has the meaning given in the recitals to this Agreement.

          "Secured Parties" means Collateral Agent, Administrative Agent, LC Issuer and the Lenders, and each of their respective successors, transferees and assigns; provided, that no Affiliate of any Grantor shall be a "Secured Party" under this Agreement.

          "Securities Laws" has the meaning given in Section 5.4.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

     1.2 Credit Agreement and UCC Definitions. Unless otherwise defined herein,
(a) all capitalized terms used in this Agreement shall have the meanings provided in Exhibit A to the Credit Agreement or, if not defined therein, the UCC, and (b) all terms defined in the UCC and used herein shall have the same definitions herein as specified therein. If a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

     1.3 Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in Exhibit A to the Credit Agreement shall apply to this Agreement, including its preamble and recitals, and are incorporated herein by reference, mutatis mutandis.

                                   ARTICLE II.
                      PLEDGE AND GRANT OF SECURITY INTEREST

     2.1 Granting Clause. To secure the timely payment in full in cash and performance of the Obligations of Grantors, Grantors do hereby assign, grant and pledge to, and subject to a continuing security interest in favor of, Collateral Agent, for the benefit of Collateral Agent and


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each other Secured Party, all the estate, right, title and interest of Grantors in, to and under all assets of Grantors, wherever located, whether now owned or hereafter existing or acquired, including all the estate, right, title and interest of Grantors in, to and under the following (collectively, the "Collateral"):

               (a) all contracts, agreements and documents (exclusive of contracts and agreements which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein), including the following contracts, agreements and documents, as amended, amended and restated, supplemental or otherwise modified from time to time (individually, an "Assigned Agreement" and collectively, the "Assigned Agreements") and all of Grantors' rights, as applicable, thereunder:

                    (i) the Project Documents listed on Exhibit A hereto;

                    (ii) all other Project Documents not listed on Exhibit A hereto to which any Grantor is a party;

                    (iii) the insurance policies maintained or required to be maintained by Grantors or any other Person under the Credit Documents or any Project Document, including any such policies insuring against loss of revenues by reason of interruption of the operation of the Project and all proceeds and other amounts payable to Grantor thereunder, and all Eminent Domain Proceeds;

                    (iv) all other agreements, including vendor warranties and guaranties, running to Grantors or assigned to Grantors, relating to the construction, maintenance, improvement, operation or acquisition of the Project or any part thereof, or transport of material, equipment and other parts of the Project or any part thereof;

                    (v) any lease or sublease agreements or easement agreements relating to the Project or any part thereof or any ancillary facilities, to which any Grantor may be or become a party;

                    (vi) each further Project Document to which any Grantor is or may become a party, and any other agreements to which any Grantor may be or become a party relating to the construction or operation of the Project or any part thereof; and

                    (vii) all amendments, supplements, substitutions and renewals to any of the aforesaid agreements; and

               (b) to the extent permitted by Legal Requirements, all Applicable Permits, including those described on the Permits Schedule;

               (c) all rents, profits, income, royalties and revenues derived in any other manner by any Grantor as a result of its ownership of the Project or any part thereof and the operation of the Project or any part thereof, including all revenues from sale of timber products, goods or services;


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               (d) all personal property and fixtures, wherever located and whenever acquired, whether or not of a type which may be subject to a security interest under the UCC, including all machinery, tools, engines, appliances, mechanical and electrical systems, elevators, lighting, alarm systems, fire control systems, furnishings, furniture, service equipment, motor vehicles, building or maintenance equipment, building or maintenance materials, supplies, goods and property covered by any warehouse receipts or bills of lading or other such documents, spare parts, maps, plans, specifications, architectural, engineering, construction or shop drawings, manuals or similar documents, copyrights, patents, trademarks, trade names and other intellectual property of any kind, and any replacements, renewals or substitutions for any of the foregoing or additional tangible or intangible personal property hereafter acquired by Grantors;

               (e) all goods (including inventory, equipment and any accessions thereto), money, instruments (including promissory notes), securities and all other investment property, security entitlements, financial assets, accounts (including health-care-insurance receivables), contract rights, documents, deposit accounts, chattel paper (whether tangible or electronic), general intangibles (including payment intangibles and software), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims and supporting obligations;

               (f) all general intangibles, including, to the extent assignable, all construction, service, engineering, consulting, architectural and other similar contracts concerning the design, construction, operation, occupancy and/or use of the Project, all architectural drawings, plans, specifications, soil tests, appraisals, route surveys, engineering reports and similar materials relating to all or any portion of the Project and all payment and performance bonds or warranties or guarantees relating to the Project, all rights under and in patents, patent licenses, rights in intellectual property, trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade secrets, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to any part of Grantors' business, all renewals, extensions and continuations-in-part of the items referred to above, any written agreements granting to Grantors any right to use any trademark or trademark registration at or in connection with Grantors' business, and the right of Grantors to sue for past, present and future infringements of the foregoing, and the right in the name and on behalf of Grantors to appear in and defend any action or proceeding brought with respect to any part of Grantors' real or personal property and to commence any action or proceeding to protect the interest of Grantors in such Collateral;

               (g) all books, records, writings, design documents, computer programs, printouts and other computer materials and records, data bases, software, information and other property relating to, used or useful in connection with, Grantors' business;

               (h) all Accounts, including the Construction Account, the Revenue Account, the Major Maintenance Account, the DSR Account, the Loss Proceeds Account and each cash collateral account referred to in the Credit Documents, including any sub-accounts within such accounts and all Checking Accounts;


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                    (i) to the extent not otherwise included in any of the
classes or categories enumerated above, all equipment, inventory, documents, instruments, securities and chattel paper relating to the Project; and

                    (j) the proceeds of all of the foregoing collateral, whether cash or noncash, including (i) all rights of Grantors to receive moneys due and to become due under or pursuant to the Collateral, (ii) all rights of Grantors to receive return of any premiums for or proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral or to receive condemnation proceeds, (iii) all claims of Grantors for damages arising out of or for breach of or default under the Assigned Agreements or any other Collateral, (iv) all rights of Grantors to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of Grantors under each such contract or agreement to make determinations, to exercise any election (including the election of remedies) or option or to give or receive any notice, consent, waiver, or approval, together with full power and authority with respect to any contract or agreement to demand, receive, enforce, collect or provide receipt for any of the foregoing rights or any property the subject of any of the contracts or agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which may be necessary or advisable in connection with any of the foregoing, (vi) all rights of Grantors to payment for goods or other property sold or leased or services performed by Grantors, (vii) to the extent not included in the foregoing, all proceeds receivable or received when any and all of the foregoing Collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily, and (viii) any and all additions and accessions to the Collateral, and all proceeds thereof, including proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all awards, all insurance proceeds, including any unearned premiums or refunds of premiums on any insurance policies covering all or any part of the Collateral and the right to receive and apply the proceeds of any insurance, or of any judgments or settlements made in lieu thereof for damage to or diminution of the Collateral;

provided, however, that if any such Applicable Permits referred to in Section 2.1(b) or other Permits or any insurance policies referred to in Section 2.1(a)(iii) that by their terms or by operation of law would become void, voidable, terminable or revocable or in respect of which Grantors would be deemed to be in breach or default thereunder if pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the Lien and terms of this Agreement to the extent necessary to avoid such voidness, voidability, terminability, revocability, breach or default.

     2.2 Delivery of Assigned Agreements. In order to effectuate the foregoing, Grantors have heretofore delivered or concurrently with the delivery hereof are delivering to Collateral Agent copies of each of the Assigned Agreements listed on Exhibit A hereto and all Applicable Permits in effect as of the date hereof. Grantors shall likewise deliver to Collateral Agent copies of each Additional Project Document and any amendments and supplements to the foregoing, as they are entered into by any Grantor promptly upon the execution thereof.

     2.3 Continuing Liability under Assigned Agreements and Applicable Permits. Anything herein contained to the contrary notwithstanding and except as permitted under the


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Credit Documents, Grantors shall remain liable under each of the Assigned
Agreements and the Applicable Permits and shall perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and Collateral Agent shall have no obligation or liability under any of the Assigned Agreements or Applicable Permits by reason of or arising out of this Agreement or any other document related thereto, nor shall Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of the Sponsor Entities thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     2.4 Defaults under Assigned Agreements. If any default by any Grantor under any of the Assigned Agreements to which it is a party shall occur and be continuing, Collateral Agent may (but shall not be obligated to), at its option and without limiting any of Collateral Agent's rights under any Consent, remedy any such default by giving three days' prior written notice of such intent to such Grantor and to the parties to each Assigned Agreement in default; provided, however, that neither the giving of such notice nor any efforts by Collateral Agent to remedy any such default shall act to prevent or otherwise impair such Grantor's right to remedy such default. Any curing by Collateral Agent of any Grantor's default under any of the Assigned Agreements shall not be construed as an assumption by Collateral Agent or any other Secured Party of any obligations, covenants or agreements of any Grantor under such Assigned Agreements, and Collateral Agent shall not incur any liability to such Grantor or any other Person as a result of any actions undertaken by Collateral Agent in curing or attempting to cure any such default. This Agreement shall not be deemed to release or to affect in any way the obligations of Grantors under the Assigned Agreements to which it is a party.

     2.5 Destruction of Collateral. No injury to, or loss or destruction of, the Collateral or any part thereof shall relieve Grantors of any of their obligations hereunder or any of the Obligations under the Credit Agreement or any other Credit Document to which it is a party.

     2.6 Retention of Certain Rights. So long as Collateral Agent has not exercised remedies with respect to the Collateral under this Agreement or any other Credit Document upon the occurrence of an Event of Default, Grantors reserve all rights with respect to the Collateral (except as limited by the Credit Documents), including all rights to use, apply, modify, dispose of or otherwise deal with such Collateral (except as limited by the Credit Documents); provided that no right shall be exercised or other action taken which could materially impair the Collateral.

                                  ARTICLE III.
                               OBLIGATIONS SECURED

          Without limiting the generality of the foregoing, this Agreement and all of the Collateral secure the payment and performance when due of all Obligations (as such term is defined in the Credit Agreement).


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

                                  ARTICLE IV.
                               EVENTS OF DEFAULT

          The occurrence of an Event of Default under, and as defined in, the Credit Agreement shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured for the purpose of this Agreement when it has been cured in accordance with the Credit Agreement.

                                   ARTICLE V.
                        REMEDIES UPON AN EVENT OF DEFAULT

     5.1 Remedies Upon Event of Default. Subject to the terms of the Credit Agreement, upon the occurrence and during the continuation of an Event of Default, Collateral Agent shall have the right, but not the obligation, to do any of the following:

               (a) proceed to protect and enforce the rights vested in it by this Agreement and under the UCC;

               (b) cause all revenues hereby pledged as security and all other moneys and other property pledged hereunder to be paid and/or delivered directly to it, and demand, sue for, collect and receive any such moneys and property;

               (c) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any of the Obligations, or rights hereunder or included in the Collateral, or for specific enforcement of any covenant or agreement contained herein or in any of the Assigned Agreements, or in aid of the exercise of any power herein or therein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law, subject in each case to the provisions and requirements thereof;

               (d) foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Obligations are issued or secured;

               (e) incur expenses, including reasonable attorneys' fees, reasonable consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;

               (f) perform any obligation of Grantors hereunder or under any other Credit Document or Assigned Agreement, make payments, submit drawing certificates under any letter of credit, purchase, contest or compromise any Lien, pay taxes and expenses and insure, process and preserve the Collateral without, however, any obligation to do so;

               (g) in connection with any acceleration and foreclosure, take possession of the Collateral and of any and all books of account and records of Grantors relating to any of the Collateral and render it usable and repair and renovate the same without, however, any obligation to do so, and enter upon, or authorize its designated agent to enter upon, the Site or any other location where the same may be located for that purpose (including the right of Collateral Agent to exclude Grantors and all Persons claiming access through Grantors from any


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

access to the Collateral or to any part thereof) and Collateral Agent and its representatives are hereby granted an irrevocable license to enter upon such premises for such purpose, control, manage, operate, rent and lease the Collateral, either separately or in conjunction with the Project, collect all rents and income from the Collateral and apply the same to reimburse the Secured Parties for any cost or expenses incurred hereunder or under any of the Credit Documents and to the payment or performance of the Sponsor Entities' obligations hereunder or under any of the Credit Documents, and apply the balance to the Obligations of Grantors as provided for in the Credit Agreement and any remaining excess balance to whomsoever is legally entitled thereto;

               (h) secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements made by such receiver and the expenses of such receivership shall be added to and be made a part of the Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement and shall be due and payable upon demand therefor and thereafter shall bear interest at the Default Rate or the maximum rate permitted by applicable Legal Requirements, whichever is less;

               (i) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;

               (j) take possession of and endorse in the name of Grantors or in the name of Collateral Agent, for the accounts of Grantors, any bills of exchange, checks, drafts, money orders, notes or any other chattel paper, documents or instruments constituting all or any part of the Collateral or received as interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

               (k) appoint another Person (who may be an employee, officer or other representative of Collateral Agent) to do any of the foregoing, or take any other action permitted hereunder, as agent for or representative of, and on behalf of, Collateral Agent;

               (l) execute (in the name, place and stead of any Grantor) endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Collateral;

               (m) take any other action which Collateral Agent deems necessary or desirable to protect or realize upon its security interest in the Collateral or any part thereof, and Grantors hereby irrevocably appoint Collateral Agent as Grantors' attorney-in-fact (as set forth in Section 6.2) to take any such action, including the execution and delivery of any and all documents or instruments related to the Collateral or any part thereof in Grantors' name, and said appointment shall create in Collateral Agent a power coupled with an interest which shall be irrevocable;


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

               (n) require Grantors to assemble the Collateral or any part thereof and to make the same (to the extent the same is reasonably moveable) available to Collateral Agent at a place to be designated by Collateral Agent which is reasonably convenient to Grantors and Collateral Agent;

               (o) make formal application for the transfer of all of Grantors' permits, licenses, approvals, and the like relating to the Collateral or to Grantors' business to Collateral Agent or to any assignee of Collateral Agent or to any purchaser of any of the Collateral to the extent the same are assignable in accordance with their terms and applicable Legal Requirements; or

               (p) exercise any other or additional rights or remedies granted to Collateral Agent under any other provision of this Agreement or any Credit Document, or exercisable by a secured party under the UCC or under any other applicable Legal Requirement.

     5.2 Minimum Notice Period. If, pursuant to applicable Legal Requirements, prior notice of any action described in Section 5.1 is required to be given to Grantors, Grantors hereby acknowledge that the minimum time required by such applicable Legal Requirements, or, if no minimum time is specified, 10 Business Days, shall be deemed a reasonable notice period.

     5.3 Sale of Collateral. In addition to exercising the rights described in
Section 5.1, upon the occurrence and during the continuation of an Event of Default, Collateral Agent may, to the extent permitted by applicable Legal Requirements, arrange for and conduct the sale of the Collateral at a public or private sale (as Collateral Agent may elect) which sale may be conducted by an employee or representative of Collateral Agent, and any such sale shall be considered or deemed to be a sale made in a commercially reasonable manner. Collateral Agent agrees to provide at least 10 Business Days' prior written notice to Grantors specifying the time and place of any public sale or the time after which any private sale is to be made and Grantors agree that such 10 Business Days' notice shall constitute reasonable notification (unless a longer notice period shall be required by applicable Legal Requirements). Collateral Agent may release, temporarily or otherwise, to Grantors any item of Collateral of which Collateral Agent has taken possession pursuant to any right granted to Collateral Agent by this Agreement without waiving any rights granted to Collateral Agent under this Agreement, the Credit Agreement, the other Credit Documents or any other agreement related hereto or thereto. Grantors, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Each successor and assign of any Grantor, including a holder of a Lien subordinate to the Lien created hereby (without implying that Grantors have, except as expressly provided in the Credit Documents, a right to grant an interest in, or a subordinate Lien on, any of the Collateral), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. Grantors also hereby waive, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay, extension or redemption after foreclosure now or hereafter in force. If Collateral Agent sells any of the Collateral upon credit, Grantors will be credited only with payments actually made by the purchaser, received by Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantors shall be credited with the


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

proceeds of the sale. In the event Collateral Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by Legal Requirements or this Agreement or any other Credit Document, Collateral Agent may bid all or less than the amount of the Obligations.

     5.4 Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by Collateral Agent in connection with any actions taken under Article V, together with interest thereon (to the extent permitted by law) computed at a rate per annum equal to the Default Rate or the maximum rate permitted by Legal Requirements, whichever is less, from the date due to the date of payment thereof, shall be added to the indebtedness secured by this Agreement and shall be paid by Grantor to Collateral Agent within 10 Business Days after demand.

     5.5 Actions Taken by Collateral Agent. Any action or proceeding to enforce this Agreement or any Assigned Agreement may be taken by Collateral Agent either in any Grantor's name or in Collateral Agent's name, as Collateral Agent may deem necessary.

     5.6 Private Sales. Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Article V conducted in a commercially reasonable manner and in accordance with the requirements of applicable Legal Requirements. Grantors hereby waive any claims against Collateral Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in a commercially reasonable manner and in accordance with applicable Legal Requirements.

     5.7 Waiver of Rights and Remedies Under Applicable Legal Requirements. To the extent permitted under applicable Legal Requirements, Grantors hereby waive all rights and remedies of a debtor or grantor under the UCC or other applicable Legal Requirements, and all formalities prescribed by law relative to the sale or disposition of the Collateral (other than notice of sale and any other formalities expressly provided in this Agreement), after the occurrence and during the continuation of an Event of Default and all other rights and remedies of Grantors with respect thereto. In exercising its right to take possession of the Collateral upon the occurrence and during the continuation of an Event of Default hereunder, Collateral Agent, personally or by its agents or attorneys, and subject to the rights of any tenant under any lease or sublease of the Collateral, to the fullest extent permitted by Legal Requirements, may enter upon any land owned or leased by Grantors without being guilty of trespass or any wrongdoing, and without liability to Grantors for damages thereby occasioned.

     5.8 Compliance With Limitations and Restrictions. Grantors hereby agree that in respect of any sale of any of the Collateral pursuant to the terms hereof, Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Legal Requirements, or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and Grantors further agree that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Collateral Agent be liable or accountable to Grantors for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     5.9 No Impairment of Remedies. If, in the exercise of any of its rights and remedies under this Agreement, Collateral Agent shall forfeit any of its rights or remedies, including any right to enter a deficiency judgment against Grantors, whether because of any applicable Legal Requirements pertaining to "election of remedies" or otherwise, Grantors hereby consent to such action by Collateral Agent and, to the extent permitted by applicable Legal Requirements, waive any claim based upon such action, even if such action by Collateral Agent shall result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Grantors might otherwise have had but for such action by Collateral Agent or the terms herein. Any election of remedies which results in the denial or impairment of the right of Collateral Agent to seek a deficiency judgment against Grantors shall not, to the extent permitted by applicable Legal Requirements, impair Grantors' obligations hereunder.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     6.1 Remedies Cumulative; Delay Not Waiver.

          6.1.1 Remedies Cumulative. No right, power or remedy herein conferred upon or reserved to Collateral Agent hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by applicable Legal Requirements, be cumulative and in addition to every other right, power and remedy given hereunder or under any other Credit Document now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Collateral Agent or any other Secured Party, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both. If Collateral Agent may, under applicable Legal Requirements, proceed to realize its benefits under this Agreement or any other Credit Document giving Collateral Agent a Lien upon any Collateral, whether owned by any Grantor or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Collateral Agent may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies of Collateral Agent under this Agreement.

          6.1.2 Delay Not Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to Collateral Agent upon the occurrence of any Event of Default shall impair any such right, power or remedy of Collateral Agent, nor shall it be construed to be a waiver of any such Event of Default, or an acquiescence therein, or of or in any other breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Credit Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Collateral Agent of any breach or default under this Agreement, or any waiver on the part of the Secured Parties or Collateral Agent of any provision or condition of this

Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. Each and every default by any Grantor in payment hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     6.2 Attorney-in-Fact. Grantors hereby constitute and appoint Collateral Agent, acting for and on behalf of itself and the other Secured Parties and each successor or assign of Collateral Agent and the other Secured Parties, the true and lawful attorney-in-fact of Grantors, with full power and authority in the place and stead of Grantors and in the name of Grantors, Collateral Agent or otherwise, subject to the terms of the Credit Agreement, this Agreement and applicable Legal Requirements, to enforce all rights, interests and remedies of Grantors with respect to the Collateral, including the right:

               (a) to ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Agreements or any of the other Collateral, including any insurance policies;

               (b) to elect remedies thereunder and to endorse any checks or other instruments or orders in connection therewith;

               (c) to file any claims or take any action or institute any proceedings in connection therewith which Collateral Agent may reasonably deem to be necessary or advisable;

               (d) to pay, settle or compromise all bills and claims which may be or become Liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to Collateral Agent has been provided;

               (e) to vote, demand, receive and enforce Grantors' rights with respect to the Collateral;

               (f) to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of Grantors or, at the option of Collateral Agent, in the name of Collateral Agent, with the same force and effect as Grantors could do if this Agreement had not been made; and

               (g) upon foreclosure and to the extent provided herein or in any other Credit Document, to do any and every act which Grantors may do on their behalf with respect to the Collateral or any part thereof and to exercise any or all of Grantors' rights and remedies under any or all of the Assigned Agreements;

provided, however, that Collateral Agent shall not exercise any of the aforementioned rights unless an Event of Default has occurred and is continuing and Collateral Agent has not waived the exercise of its remedies with respect thereto in accordance with the Credit Documents. This power of attorney is a power coupled with an interest and shall be irrevocable until termination of this Agreement in accordance with the terms hereof and of the other Credit Documents; provided further, however, that nothing in this Agreement shall prevent Grantors from, prior to the exercise by Collateral Agent of any of the aforementioned rights, undertaking Grantors' operations in the ordinary course of business in accordance with the Collateral and the Credit Documents.

     6.3 Perfection; Further Assurances; Certain Waivers.

          6.3.1 Perfection. Grantors agree that from time to time, at the expense of Grantors, Grantors shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Collateral Agent may reasonably request, in order to perfect, to ensure the continued perfection of, and to protect the assignment and security interest granted or intended to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantors shall: (a) if any Collateral shall be evidenced by a promissory note, tangible chattel paper or other instrument, deliver and pledge to Collateral Agent such note or instrument duly endorsed (without recourse) and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent; and (b) authorize, execute and file such financing statements or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable, or as Collateral Agent may reasonably request or as required by applicable Legal Requirements, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby. If any Grantor shall at any time acquire a material commercial tort claim, as defined in the UCC, such Grantor shall promptly notify Collateral Agent in a writing signed by such Grantor of the brief details thereof and grant to Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

          6.3.2 Filing of Financing and Continuation Statements. Grantors hereby authorize the filing, at any time and from time to time, of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Collateral Agent may reasonably determine are necessary or advisable to perfect the security interest granted to Collateral Agent, for the benefit of the Secured Parties, herein. Such financing statements may (a) describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as Collateral Agent may reasonably determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Collateral Agent herein, including describing such property (i) as "all assets" or "all personal property", whether now owned or hereafter acquired, of Grantors or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantors are organizations, the type of organization and any organization identification number issued to Grantors and
(ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Grantors agree to furnish any such information to Collateral Agent promptly upon request. Copies of any such financing statements shall promptly be delivered to Grantors.

          6.3.3 Information Concerning Collateral. Grantors shall promptly upon receipt of prior written request, and at the expense of Grantors, provide to Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable Collateral Agent to enforce the provisions of this Agreement.

          6.3.4 Waiver. Grantors hereby waive, to the maximum extent permitted by applicable Legal Requirements, (a) all rights under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage or deed of trust on real property if the real property is sold under a power of sale contained in such mortgage or deed of trust; (b) all rights under any law to require Collateral Agent to pursue any Person other than Grantors, any security which Collateral Agent may hold, or any other remedy before proceeding against Grantors; (c) all rights of reimbursement or subrogation and all rights to participate in any security held by Collateral Agent until the Obligations have been paid and the covenants of the Credit Documents have been performed in full; (d) all rights to require Collateral Agent to give any notices of any kind, including without limitation notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or as expressly provided in the Credit Agreement or other Credit Documents; (e) all rights to assert the bankruptcy or insolvency of Grantors as a defense hereunder or as the basis for rescission hereof; (f) subject to Section 6.6, all rights under any law purporting to reduce Grantors' obligations hereunder if the Obligations are reduced (other than as a result of payment of such Obligations); and (g) all defenses based on the disability or lack of authority of Grantors or any Person, the repudiation of the Credit Documents by Grantors or any Person, the failure by Collateral Agent or the Secured Parties to enforce any claim against Grantors, or the unenforceability in whole or in part of any Credit Documents.

     6.4 Continuing Assignment and Security Interest; Transfer of Notes. This Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash and performance in full of the Obligations (other than the Obligations that are intended to survive the termination of the Credit Documents); (b) be binding upon Grantors and any of their successors and assigns; and (c) inure, together with the rights and remedies of Collateral Agent, to the benefit of Collateral Agent and its successors and assigns for the benefit of the Secured Parties. Without limiting the generality of the foregoing clause (c), any of the Secured Parties may assign or otherwise transfer the Notes or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with
Article 10 of the Credit Agreement, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Secured Parties herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by Collateral Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby.

     6.5 Termination of Security Interest. Upon the indefeasible payment in full in cash of all Obligations and the termination of all Commitments and other obligations of the Secured Parties under the Credit Documents (other than the obligations that are intended to survive the termination of the Credit Documents), this Agreement and the security interest and all other rights granted hereby shall terminate and all rights to the Collateral shall revert to Grantors.

Upon any such termination, Collateral Agent shall, at Grantors' expense and upon its written direction, execute and, subject to Section 6.10, deliver to Grantors such documents (including UCC-3 termination statements) as Grantors shall reasonably request to evidence such termination, to release all security interest on the Collateral and to return such Collateral to Grantors.

     6.6 Limitation on Duty of Collateral Agent with Respect to the Collateral. The powers conferred on Collateral Agent hereunder are solely to protect its interest and the interests of the Secured Parties in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, and except to the extent of any duties imposed by applicable Legal Requirements which have not been waived hereunder, Collateral Agent shall have no duty with respect to any Collateral and no provision of this Agreement shall be interpreted as giving rise to any implied duties or obligations on the part of Collateral Agent. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which Collateral Agent accords its own property, it being expressly agreed, to the maximum extent permitted by applicable Legal Requirements, that Collateral Agent shall have no responsibility for (a) taking any necessary steps to preserve rights against any Persons with respect to any Collateral or (b) taking any action to protect against any diminution in value of the Collateral, but, in each case, Collateral Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

     6.7 Liability. Recourse hereunder shall be limited to the extent provided in Article 9 of the Credit Agreement, which Article 9 is incorporated in this Agreement by reference hereto.

     6.8 Amendments; Waivers; Consents. This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto and otherwise in accordance with the provisions of Section 12.21 of the Credit Agreement.

     6.9 Notices. All notices required or permitted under the terms and provisions hereof shall be in writing, and any such notice shall become effective upon delivery in accordance with Section 12.1 of the Credit Agreement. Notices to Grantors or Collateral Agent may be given at the addresses set forth in Section 12.1 of the Credit Agreement.

     6.10 Reinstatement. This Agreement and the obligations of Grantors hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to any Grantor or any other Person or as a result of any settlement or compromise with any Person (including Grantors) in respect of such payment, and Grantors shall pay Collateral Agent on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred by Collateral Agent in connection with such rescission or restoration.

     6.11 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the

Collateral shall be applied in accordance with Section 2.5.5 of the Credit Agreement. Grantors shall remain liable for any deficiency.

     6.12 Collateral Agent May Perform. Upon the occurrence and during the continuance of an Event of Default, if Grantors fail to perform any agreement contained herein within the applicable period (if any) provided for performance, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be part of the Obligations.

     6.13 Expenses; Interest.

          6.13.1 Expenses. Grantors agree to pay on demand to Collateral Agent all costs and expenses incurred by Collateral Agent (including the reasonable fees and disbursements of counsel) incident to its enforcement, protection or preservation of any of its rights or claims (or the rights or claims of any other Secured Party) under this Agreement.

          6.13.2 Interest. Any amount required to be paid by Grantors pursuant to the terms hereof that is not paid when due shall bear interest at the Default Rate or the maximum rate permitted by applicable Legal Requirements, whichever is less, from the date due until paid in full.

     6.14 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     6.15 Survival of Provisions. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the Credit Agreement and the making of the Loans and extensions of credit thereunder. Except as otherwise provided in this Agreement or implied by law, the agreements, representations and warranties of Grantors set forth herein shall terminate only upon the indefeasible payment in full in cash of all Obligations and the termination of all Commitments and other obligations of the Secured Parties under the Credit Documents, other than those Obligations which expressly survive the termination of the Credit Documents.

     6.16 Successions or Assignments.

          6.16.1 Successors. This Agreement shall inure to the benefit of the successors or assigns of the Secured Parties who shall have, to the extent of their interest, the rights of the Secured Parties hereunder.

          6.16.2 Assignment. This Agreement is binding upon Grantors and any of their successors and assigns. Grantors are not entitled to assign their obligations hereunder to any other Person without the written consent of Collateral Agent and all the Lenders, and any purported assignment in violation of this provision shall be void.

     6.17 Headings Descriptive. Article and Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such article and section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

     6.18 Entire Agreement. This Agreement, together with the Credit Documents, is intended by the parties hereto as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

     6.19 Time. Time is of the essence of this Agreement.

     6.20 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     6.21 Governing Law. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the Lien of, and security interests created by, this Agreement in or upon the Collateral shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     6.22 WAIVER OF JURY TRIAL. GRANTORS AND COLLATERAL AGENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF COLLATERAL AGENT OR GRANTORS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

     6.23 Submission to Jurisdiction. Collateral Agent and Grantors agree that any legal action or proceeding by or against any Grantor or with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, as Collateral Agent may elect. By execution and delivery of this Agreement, Collateral Agent and Grantors accept, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Collateral Agent and Grantors irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of Collateral Agent to bring legal action or proceedings in any other competent jurisdiction. Collateral Agent and Grantors hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

     6.24 Third Party Rights. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than Grantors, Collateral Agent and the other Secured Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof. This Agreement and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Grantors, Collateral Agent and the other Secured Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to legally bound, have caused this Security Agreement to be duly executed as of the date first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Grantor


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY, LLC,
                                        as Grantor


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY TRUCKING, LLC,
                                        as Grantor


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        COBANK, ACB,
                                        as Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name: David B. Willis
                                        Title: Managing Director, Project and
                                               Structured Finance Communications
                                               and Energy Banking Group


                      Signature Page to Security Agreement

     IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to legally bound, have caused this Security Agreement to be duly executed as of the date first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY, LLC,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY TRUCKING, LLC,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        COBANK, ACB,
                                        as Collateral Agent


                                        By: /s/ David B. Willis
                                            ------------------------------------
                                        Name: David B. Willis
                                        Title: Managing Director, Project and
                                               Structured Finance Communications
                                               and Energy Banking Group


                      Signature Page to Security Agreement